SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-4

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2004

                             TRYCERA FINANCIAL, INC.
               (Exact Name of Registrant as Specified in Charter)


     NEVADA                        000-30872            33-0910363
(State or Other Jurisdiction      (Commission         (IRS Employer
of Incorporation)                 File Number)        Identification No.)

          170 Newport Center Drive, Suite 210, Newport Beach, CA 92660
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

Revised pro forma financial information required by this item in connection with the acquisition of Signature Credit Corporation is included with this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Trycera Financial, Inc.

Date:  November 29, 2005                     By /s/ Matthew S. Kerper
                                               ----------------------
                                               Matthew S. Kerper, CEO

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF TRYCERA FINANCIAL, INC.

The following unaudited pro forma condensed combined financial statements and explanatory notes have been prepared to give effect to the acquisition of assets by Trycera Financial, Inc. (Trycera) relating to Signature Credit Corporation (Signature) as if the acquisition had been completed on September 30, 2004 for statement of operations purposes and for balance sheet purposes. The unaudited pro forma condensed combined balance sheets as of September 30, 2004 combines the unaudited consolidated balance sheet of Trycera as of September 30, 2004 with the unaudited consolidated balance sheet of assets acquired from Signature as of the same date and gives effect to the acquisition of assets as if it has occurred on September 30, 2004.

The pro forma adjustments are based upon available information and certain assumptions that management of Trycera Financial, Inc. believes are reasonable under the circumstances. The pro forma consolidated financial information is not necessarily indicative of operating results or financial position that would have been achieved had the transaction been consummated on the dates indicated and should not be construed as representative of future operating results or financial position.

It is Management's objective and intent to use the pro forma financials to display the impact of the assets acquired as they are deployed within the business. Under Signature Credit Corporation, the assets were primarily deployed to produce revenue associated with membership fees. Under the Company, the assets will be deployed to produce revenue associated with product purchases from existing cardholders. Independent of the asset acquisition, the Company will continue to pursue new cardholders through online, direct mail and third party partnerships. This distinct difference in the deployment of the acquired assets may possibly change the results of the future operations.

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)

                                    PRO FORMA
                              FINANCIAL STATEMENTS

                               September 30, 2004

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)
                        Unaudited Proforma Balance Sheet
                            As of September 30, 2004

                                                                 Trycera                                        Adjusted
                                                             Financial, Inc.      Signature     Pro Forma     Consolidated
                                                              (Registrant)      Credit Corp.   Adjustments     Pro Forma
                                                             ---------------    ------------   -----------    ------------
                                     Assets

Current Assets
  Cash                                                       $       967,180          46,307       (46,307)   $    967,180 (a)
  Accounts Receivable                                                                                7,725           7,725 (b)
  Prepaid Expenses                                                    14,759                                        14,759
  Deposits                                                             9,207                                         9,207
  Inventory                                                               --           9,804        (9,804)             -- (a)
                                                             ---------------    ------------   -----------    ------------
  Total Current Assets                                               991,146          56,111       (48,386)        998,871
                                                             ---------------    ------------   -----------    ------------
  Equipment, Net                                                       4,838           7,628        67,372          79,838 (a)(b)
                                                             ---------------    ------------   -----------    ------------

Other Assets
  Intangible Assets                                                                                105,000         105,000 (b)
  Investment in Affiliates                                                --              --            --              --
                                                             ---------------    ------------   -----------    ------------
  Total Assets                                               $       995,984    $     63,739   $   123,986    $  1,183,709
                                                             ===============    ============   ===========    ============

                      Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                                           $           790                                  $        790
  Accrued Expenses                                                     4,861           7,179        (7,179)          4,861 (a)
  Interest Payable                                                     7,726                                         7,726
  Unearned Revenue                                                        --          52,607       (52,607)             -- (a)
  Note Payable                                                            --                       100,000         100,000 (b)
  Convertible Debenture                                              200,000                                       200,000
                                                             ---------------    ------------   -----------    ------------
  Total Current Liabilities                                          213,377          59,786        40,214         313,377
                                                             ---------------    ------------   -----------    ------------
Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares,
    $.001 Par Value, 5,631,234 Shares
    Issued and Outstanding                                             5,481                           150           5,631 (b)
  Common Stock, Authorized 10,000 Shares,                                                                               --
    $1.00 Par Value, 1,000 Shares
    Issued and Outstanding                                                --           2,000        (2,000)             -- (a)
  Additional Paid in Capital                                       1,222,532                       112,350       1,334,882 (b)
  Deficit Accumulated in the Development Stage                      (445,406)          1,953       (26,728)       (470,181)(a)(b)
                                                             ---------------    ------------   -----------    ------------
  Total Stockholders Equity                                          782,607           3,953        83,772         870,332
                                                             ---------------    ------------   -----------    ------------
  Total Liabilities and Stockholders Equity                  $       995,984    $     63,739   $   123,986    $  1,183,709
                                                             ---------------    ------------   -----------    ------------


(a) - The asset acquisition included certain assets of Signature Credit Corp, including equipment, certain intangible assets and customer databases. Cash, inventory, certain products and processes were not acquired or assumed. Balances from Signature which were not acquired or assumed in the acquisition were adjusted from the pro forma balance sheet accordingly.

Certain historical balance sheet and statement of operations line items have been reclassified for conformity purposes in these consolidated pro forma statements.

(b) Pursuant to the "Asset Purchase Agreement" filed by the Registrant on Form 8K on November 8, 2004, the Company agreed to pay to Signature Credit Corporation cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement. The Company also agreed to issue 150,000 shares of common stock valued at $112,500. The total consideration given for the asset purchase was $212,500. A reconciliation of the total consideration given and the assets received is as follows:

      Note Payable                                    100,000
      Stock issued                                    112,500
        Assets received:
          Accounts Receivable                          (7,725)
          Office Supplies & Equipment, net            (24,775)
          Fixed assets, net                           (75,000)
          Intangible Assets                          (105,000)
                                                    ---------
Total consideration over value of assets acquired   $      --
                                                    =========


The entry that recorded the acquisition of the assets is as follows:

      Accounts Receivable              7,725
      Office Supplies & Equipment     24,775
      Fixed Assets, net               75,000
      Intangible Assets              105,000
        Common Stock - Trycera           150
        Additional Paid-in-Capital   112,350
        Cash                          90,000
        Note Payable                  10,000


Also, as part of the agreement, the Company did not assume any liabilities of Signature Credit Corporation, nor did they acquire the outstanding shares of Signature Credit. As reflected in the journal entry above, the liabilities, stock and accumulated deficit of Signature Credit has been eliminated from the pro forma financials.

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)
                   Unaudited Proforma Statement of Operations
                 For January 1, 2004 through September 30, 2004

                                        Trycera                                        Adjusted
                                    Financial, Inc.     Signature      Pro Forma     Consolidated
                                     (Registrant)      Credit Corp.   Adjustments     Pro Forma
                                    ---------------    ------------   -----------    ------------

Revenues                            $        15,114    $    438,122       (84,125)   $    369,111 (a)(c)

Cost of Sales                                37,998         266,576       (32,935)        271,639 (d)
                                    ---------------    ------------   -----------    ------------

Gross Profit (Loss)                         (22,884)        171,546       (51,190)         97,472
                                    ---------------    ------------   -----------    ------------
Operating Expenses
  Depreciation Expense                           --           3,587            --           3,587
  Salaries & Wages                          118,228          42,876        (9,528)        151,576 (e)
  Professional Fees                         133,111           4,369            --         137,480
  General & Administrative                  111,528          28,544        (6,343)        133,729 (e)
                                    ---------------    ------------   -----------    ------------

Total Operating Expenses                    362,867          79,376       (15,871)        426,372
                                    ---------------    ------------   -----------    ------------

  Income (Loss) from Operations            (385,751)         92,170       (35,319)       (328,900)

Other Income (Expense)
  Interest Income                             2,192              --            --           2,192
  Interest Expense                           (7,726)             --            --          (7,726)(f)
                                    ---------------    ------------   -----------    ------------

Total Other Income (Expense)                 (5,534)             --            --          (5,534)
                                    ---------------    ------------   -----------    ------------

Income (Loss) Before Income Taxes          (391,285)         92,170       (35,319)       (334,434)

Income Tax Expense                            2,446             800            --           3,246
                                    ---------------    ------------   -----------    ------------

Net Income (Loss)                   $      (393,731)   $     91,370   $   (35,319)   $   (337,680)
                                    ---------------    ------------   -----------    ------------


(c) Revenues were adjusted to eliminate the estimated amount of Signature Credit Corporation revenue generated by assets not acquired by Trycera. The $84,125 represents a prior direct mail campaign that was not included as part of the product, processes or assets acquired.

(d) Cost of Sales was adjusted in line with revenues and as a percentage of historical revenues at a rate of 39.15%.

(e) Certain costs associated with the revenues not generated by the acquired assets have been eliminated to adjust the cost basis accordingly. The associated costs were reduced by 22.4% since the revenue activity not acquired was isolated to two specific months of activity.

(f) No interest expense was recorded for the purchase consideration allocated to the note payable.

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)
     Notes to Pro Forma Consolidated Financial Statements September 30, 2004

NOTE 1 - Summary of Transaction

On November 2, 2004, the Company entered into an Asset Purchase Agreement with Signature Credit Corporation (Signature) to acquire certain specified assets of Signature. Pursuant to the agreement, the Company paid cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement and issued 150,000 shares of common stock valued at $112,500.

NOTE 2 - Management Assumptions

The pro forma balance sheet and statements of operations assumes that the assets acquired and the Company were consolidated at the beginning of the period ended September 30, 2004.

The pro forma balance sheet assumes the issuance of 150,000 shares of common stock, the cash payment of $90,000, a note payable of $10,000 due on the 61st day after executing the agreement and the acquisition of inventory and fixed assets.

The pro forma statement of operations assumes that only the assets acquired generated the revenues and expenses of Signature; therefore, the Company's revenues and expenses as to the assets acquired have been combined with Signature's at the beginning of the period ended September 30, 2004.

NOTE 3 - Purchase Price Allocation

On November 2, 2004 the Company paid $212,500 for the acquired assets of Signature, by issuing 150,000 shares of common stock valued at $112,500 and paying cash in the total amount of $100,000. Specifically, the Company paid $112,500 for certain fixed assets including, a Signature Credit customized software database system valued at $75,000, office equipment and supplies valued at $24,775, five existing domain names valued at $5,000 and accounts receivable valued at $7,725. The remainder of the consideration, $100,000, was paid to acquire the existing Signature customer base information. Management believes that future revenues generated from the existing customer base will exceed the cost allocated to intangible asset.

NOTE 4 - Other Developments

The assets acquired from Signature, were previously deployed to produce revenue largely associated with initial membership fees. The Company intends to redeploy these newly acquired assets to focus on revenue generated through product sales and services. Management believes that this redeployment of assets may have a material impact on the revenues generated by those acquired assets. Management asserts that the redeployment of assets materially changes the use of those assets and as a result may not deliver revenues and performance similar to those prior to the asset acquisition. Management contends that the redeployment is necessary to provide a more complementary service offering under the Company's business model of financial services, and that such a planned shift in revenue focus is necessary to deliver sustained success with the acquired assets. Management further contends that while there remains uncertainty over the ability to grow the Company's catalog shopping business through focused efforts on product sales and service revenue, the impact of the acquired assets is planned to deliver growing revenue to the Company and the catalog shopping business.

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)

                                    PRO FORMA
                              FINANCIAL STATEMENTS

                                December 31, 2003

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)
                        Unaudited Proforma Balance Sheet
                             As of December 31, 2003

                                                                 Trycera                                         Adjusted
                                                             Financial, Inc.     Signature       Pro Forma     Consolidated
                                                              (Registrant)      Credit Corp.    Adjustments     Pro Forma
                                                             ---------------    ------------    -----------    ------------
                                     Assets

Current Assets
  Cash                                                       $            --    $     21,125        (21,125)     $       -- (a)
  Interest Receivable                                                    360              --                            360
  Note Receivable - Related Party                                      1,200              --                          1,200
  Inventory                                                               --           2,214             --           2,214
                                                             ---------------    ------------    -----------    ------------
  Total Current Assets                                                 1,560          23,339        (21,125)          3,774
                                                             ---------------    ------------    -----------    ------------
  Equipment, Net                                                          --           9,593             --           9,593
                                                             ---------------    ------------    -----------    ------------

Other Assets
  Acquired Signature Customers                                            --              --        200,693         200,693 (a)
                                                             ---------------    ------------    -----------    ------------
  Total Assets                                               $         1,560    $     32,932    $   179,568    $    214,060
                                                             ===============    ============    ===========    ============

                      Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                                           $        11,323    $         --                   $     11,323
  Accrued Expenses                                                        --           7,178         (7,178)             -- (a)
  Interest Payable                                                     7,004              --                          7,004
  Unearned Revenue                                                        --          73,254        (73,254)             -- (a)
  Note Payable                                                            --              --        100,000         100,000 (a)
  Note Payable - Related Party                                        23,906          38,916        (38,916)         23,906 (a)
                                                             ---------------    ------------    -----------    ------------
  Total Current Liabilities                                           42,233         119,348        (19,348)        142,233
                                                             ---------------    ------------    -----------    ------------
Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares,
    $.001 Par Value, 1,250,000 Shares
    Issued and Outstanding                                             1,100                            150           1,250 (a)
  Common Stock, Authorized 10,000 Shares,
    $1.00 Par Value, 2,000 Shares
    Issued and Outstanding                                                             2,000         (2,000)             -- (a)
  Additional Paid in Capital                                           9,900              --        112,350         122,250 (a)
  Deficit Accumulated in the Development Stage                       (51,673)        (88,416)        88,416         (51,673)(a)
                                                             ---------------    ------------    -----------    ------------
  Total Stockholders Equity                                          (40,673)        (86,416)       198,916          71,827
                                                             ---------------    ------------    -----------    ------------
  Total Liabilities and Stockholders Equity                  $         1,560    $     32,932    $   179,568    $    214,060
                                                             ---------------    ------------    -----------    ------------

(a) Pursuant to the "Asset Purchase Agreement" filed by the Registrant on form 8K on November 8, 2004, the Company agreed to pay to Signature Credit Corporation cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement. The Company also agreed to issue 150,000 shares of common stock valued at $112,500. The total consideration given for the asset purchase was $212,500. A reconciliation of the total consideration given and the assets received is as follows:

      Note Payable                                    100,000
      Stock issued                                    112,500
      Assets received:
        Inventory                                      (2,214)
        Fixed assets, net                              (9,593)
        Acquired Signature Customers                 (200,693)
                                                    ---------
Total consideration over value of assets acquired   $      --
                                                    =========


The entry that recorded the acquisition of the assets is as follows:

      Accounts Receivable              7,725
      Office Supplies & Equipment     24,775
      Fixed Assets, net               75,000
      Acquired Signature Customers   105,000
        Common Stock - Trycera           150
        Additional Paid-in-Capital   112,350
        Cash                          90,000
        Note Payable                  10,000


Also, as part of the agreement, the Company did not assume any liabilities of Signature Credit Corporation, nor did they acquire the outstanding shares of Signature. As reflected in the journal entry above, the liabilities, stock and accumulated deficit of Signature Credit has been eliminated from the pro forma financials.

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)
                   Unaudited Pro Forma Statement of Operations
                      For the Year Ended December 31, 2003

                                        Trycera                                        Adjusted
                                    Financial, Inc.     Signature       Pro Forma    Consolidated
                                     (Registrant)      Credit Corp.    Adjustments    Pro Forma
                                    ---------------    ------------    -----------   ------------

Revenues                            $            --    $    522,203                  $    522,203

Cost of Sales                                    --         455,746                       455,746
                                    ---------------    ------------    -----------   ------------

Gross Profit (Loss)                              --          66,457             --         66,457
                                    ---------------    ------------    -----------   ------------
Operating Expenses
  Depreciation Expense                           --           3,554                         3,554
  Salaries & Wages                               --          49,936                        49,936
  Professional Fees                              --           5,438                         5,438
  General & Administrative                   10,602          63,302                        73,904
                                    ---------------    ------------    -----------   ------------

Total Operating Expenses                    (10,602)       (122,230)            --        132,832
                                    ---------------    ------------    -----------   ------------

  Income (Loss) from Operations             (10,602)        (55,773)            --        (66,375)

Other Income (Expense)                       (2,270)           (600)                       (2,870)
                                    ---------------    ------------    -----------   ------------

Income (Loss) Before Income Taxes           (12,872)        (56,373)            --        (69,245)

Income Tax Expense                               --              --             --             --
                                    ---------------    ------------    -----------   ------------

Net Income (Loss)                   $       (12,872)   $    (56,373)   $        --   $    (69,245)
                                    ---------------    ------------    -----------   ------------

                             Trycera Financial, Inc.
                    (Formerly Whitelight Technologies, Inc.)
     Notes to Pro Forma Consolidated Financial Statements December 31, 2003

NOTE 1 - Summary of Transaction

On November 2, 2004, the Company entered into an Asset Purchase Agreement with Signature Credit Corporation (Signature) to acquire certain specified assets of Signature. Pursuant to the agreement, the Company paid cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement and issued 150,000 shares of common stock valued at $112,500.

NOTE 2 - Management Assumptions

The pro forma balance sheet and statements of operations assumes that the assets acquired and the Company were consolidated at the beginning of the period ended September 30, 2004.

The pro forma balance sheet assumes the issuance of 150,000 shares of common stock, the cash payment of $90,000, a note payable of $10,000 due on the 61st day after executing the agreement and the acquisition of inventory and fixed assets.

The pro forma statement of operations assumes that only the assets acquired generated the revenues and expenses of Signature; therefore, the Company's revenues and expenses as to the assets acquired have been combined with Signature's at the beginning of the period ended September 30, 2004.

NOTE 3 - Purchase Price Allocation

On November 2, 2004 the Company paid $212,500 for the acquired assets of Signature, by issuing 150,000 shares of common stock valued at $112,500 and paying cash in the total amount of $100,000. Specifically, the Company paid $112,500 for certain fixed assets including, a Signature Credit customized software database system valued at $75,000, office equipment and supplies valued at $24,775, five existing domain names valued at $5,000 and accounts receivable valued at $7,725. The remainder of the consideration, $100,000, was paid to acquire the existing Signature customer base information. Management believes that future revenues generated from the existing customer base will exceed the cost allocated to intangible asset.

NOTE 4 - Other Developments

The assets acquired from Signature, were previously deployed to produce revenue largely associated with initial membership fees. The Company intends to redeploy these newly acquired assets to focus on revenue generated through product sales and services. Management believes that this redeployment of assets may have a material impact on the revenues generated by those acquired assets. Management asserts that the redeployment of assets materially changes the use of those assets and as a result may not deliver revenues and performance similar to those prior to the asset acquisition. Management contends that the redeployment is necessary to provide a more complementary service offering under the Company's business model of financial services, and that such a planned shift in revenue focus is necessary to deliver sustained success with the acquired assets. Management further contends that while there remains uncertainty over the ability to grow the Company's catalog shopping business through focused efforts on product sales and service revenue, the impact of the acquired assets is planned to deliver growing revenue to the Company and the catalog shopping business.